Exhibit 99.j(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 18, 2010, relating to the financial statements and financial highlights which appear in the December 31, 2009 Annual Report to Shareholders of Credit Suisse Trust - Commodity Return Strategy Portfolio, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Independent Registered Public Accounting Firm and Counsel,” “Management of the Trust,” and “Financial Highlights” in such Registration Statement.

Boston, Massachusetts

April 26, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 18, 2010, relating to the financial statements and financial highlights which appear in the December 31, 2009 Annual Report to Shareholders of Credit Suisse Trust - International Equity Flex III, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Independent Registered Public Accounting Firm and Counsel,” “Management of the Trust,” and “Financial Highlights” in such Registration Statement.

Boston, Massachusetts

April 26, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 18, 2010, relating to the financial statements and financial highlights which appear in the December 31, 2009 Annual Report to Shareholders of Credit Suisse Trust - US Equity Flex I, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Independent Registered Public Accounting Firm and Counsel,” “Management of the Trust,” and “Financial Highlights” in such Registration Statement.

Boston, Massachusetts

April 26, 2010